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                                                                   Page 16 of 17



                                                              EXHIBIT A


         This will confirm the agreement by and among the undersigned that the
Schedule 13G filed with the securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership of the undersigned of shares of common stock of DiaSys Corporation, a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:    November 15, 2000

                               BH Capital Investments, L.P.
                               By: H.B. and Co., Inc.

                               By: /s/ Henry Brachfeld
                               -------------------------------------------------
                               Henry Brachfeld
                               President


                               H.B. and Co., Inc.

                               By: /s/ Henry Brachfeld
                               -------------------------------------------------
                               Henry Brachfeld
                               President

                               /s/ Henry Brachfeld
                               -------------------------------------------------
                               Henry Brachfeld



                               Excalibur Limited Partnership
                               By: Excalibur Capital Management, Inc.
                               General Partner

                               By: /s/  William S. Hechter
                               -------------------------------------------------
                               William S. Hechter
                               Director




                               Excalibur Capital Management, Inc.

                               By: /s/ William S. Hechter
                               -------------------------------------------------
                               William S. Hechter
                               Director


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                                                                   Page 17 of 17


                               /s/ William S. Hechter
                               -------------------------------------------------
                               William S. Hechter



                               /s/ Lilian Brachfeld
                               -------------------------------------------------
                               Lilian Brachfeld